UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 20, 2013 (February 20, 2013)

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Overview

Caesars Entertainment Corporation (the “Registrant” or the “Parent Guarantor”) previously announced on its Current Report on Form 8-K, dated December 13, 2012, that Caesars Operating Escrow LLC and Caesars Escrow Corporation (the “Escrow Issuers”), wholly owned subsidiaries of Caesars Entertainment Operating Company, Inc. (the “Company”), a wholly owned subsidiary of the Registrant, completed the offering of $750,000,000 aggregate principal amount of 9% Senior Secured Notes due 2020 (the “Additional Notes”). The Additional Notes were issued under the same indenture governing the 9% Senior Secured Notes due 2020 that were issued on August 22, 2012 (the “Existing Notes” and, together with the Additional Notes, the “Notes”).

The Registrant further announced that pursuant to an escrow agreement dated as of December 13, 2012, among U.S. Bank National Association, as escrow agent and securities intermediary, U.S. Bank National Association, as trustee (the “Trustee”) under the Indenture (as defined below), and the Escrow Issuers, the Escrow Issuers deposited the gross proceeds of the Additional Notes, together with additional amounts necessary to redeem the Additional Notes, if applicable, into a segregated escrow account until the date that certain escrow conditions were satisfied. The escrow conditions included, among other things, the assumption by the Company of all obligations of the Escrow Issuers under the Additional Notes (the “CEOC Assumption”) and the receipt of all required regulatory approvals.

On February 20, 2013, the escrow conditions were satisfied and the CEOC Assumption was consummated.

1. Supplemental Indenture and Senior Secured Notes due 2020

On February 20, 2013, pursuant to a supplemental indenture, dated as of February 20, 2013, among the Company and the Trustee (the “Supplemental Indenture”) to the indenture, dated as of August 22, 2012, among the Escrow Issuers, the Parent Guarantor and the Trustee, as supplemented by a supplemental indenture, dated as of October 5, 2012, and as further supplemented by an additional notes supplemental indenture, dated as of December 13, 2012 (as so supplemented, the “Indenture”), the Company assumed the obligations of the Escrow Issuers under the Additional Notes and the Indenture. The Additional Notes mature on February 15, 2020.

The Indenture provides that the Additional Notes are guaranteed by the Parent Guarantor and are secured by first-priority security interests in substantially all of the property and assets held by the Company and each wholly-owned, domestic subsidiary of the Company that is a subsidiary pledgor with respect to the senior secured credit facilities, the Existing Notes, the Company’s 11 1/4% senior secured notes due 2017 (the “Existing 11.25% First Lien Notes”) and the Company’s 8 1/2% senior secured notes due 2020 (the “Existing 8.5% First Lien Notes”), with certain exceptions.

The Company will pay interest on the Additional Notes at 9% per annum, semiannually to holders of record at the close of business on February 1 or August 1 immediately preceding the interest payment date on February 15 and August 15 of each year, commencing on February 15, 2013.

The Company may redeem the Notes at its option, in whole or part, at any time prior to February 15, 2016, at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest to the redemption date and a “make-whole” premium. The Company may redeem the Notes, in whole or in part, on or after February 15, 2016, at the redemption prices set forth in the Indenture. In addition, at any time and from time to time on or before February 15, 2015, the Company may choose to redeem in the aggregate up to 35% of the original aggregate principal amount of the Notes (calculated after giving effect to the further issuance of additional notes) at a redemption price equal to 109.000% of the face amount thereof with the net proceeds of one or more equity offerings so long as at least 50% of the original aggregate principal amount of the Notes (calculated after giving effect to any further issuance of additional notes) remain outstanding after each such redemption.

The Indenture contains covenants that limit the Company’s (and most of its subsidiaries’) ability to, among other things: (i) incur additional debt or issue certain preferred shares; (ii) pay dividends on or make other distributions in respect of its capital stock or make other restricted payments; (iii) make certain investments; (iv) sell certain assets; (v) create or permit to exist dividend and/or payment restrictions affecting its restricted subsidiaries; (vi) create liens on certain assets to secure debt; (vii) consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; (viii) enter into certain transactions with its affiliates; and (ix) designate its subsidiaries as unrestricted subsidiaries. These covenants are subject to a number of important limitations and exceptions outlined in the Indenture. The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately.

2. Joinder to Registration Rights Agreement

On February 20, 2013, in connection with the CEOC Assumption, the Company and Citigroup Global Markets Inc., as representative of the initial purchasers (the “Representative”), entered into a joinder (the “Joinder to the Registration Rights Agreement”) to the registration rights agreement, dated as of December 13, 2012 (the “Registration Rights Agreement”), among the Escrow Issuers, the Parent Guarantor and the Representative, relating to, among other things, the exchange offer for the Additional Notes and the related guarantee (as described above). Pursuant to the Joinder to the Registration Rights Agreement, the Company became a party to the Registration Rights Agreement and agreed to be bound by the terms thereof as if it had originally been a party thereto.

Subject to the terms of the Registration Rights Agreement, the Company and the Parent Guarantor will use their reasonable best efforts to either (a) register with the Securities and Exchange Commission, and cause to become effective a registration statement relating to an offer to exchange, notes having substantially identical terms as the Additional Notes as part of offers to exchange freely tradable exchange notes for Additional Notes, or (b) cause to make available an effective shelf registration statement relating to resales of certain registrable Additional Notes. In the exchange offer, we expect that holders that exchange Additional Notes and/or Existing Notes will collectively receive registered 9% Senior Secured Notes due 2020 having a single CUSIP number, and such Additional Notes and Existing Notes will thereafter be fungible.

Under option (a) above, (1) the exchange offer registration statement needs to become effective by the fifth business day following the one year anniversary of the issuance of the Additional Notes, and (2) the exchange offer needs to be completed within 45 days after the exchange offer registration statement becomes effective. Under option (b) above, (1) an effective shelf registration statement must not cease to be made available by the 90th day following the date on which the requirement to make such shelf registration statement arises, and (2) following effectiveness of the shelf registration statement, subject to limited exceptions, it needs to remain effective or otherwise available for more than 60 days in any 12-month period prior to the time the Additional Notes cease to be registrable notes.

If the Company and the Parent Guarantor fail to meet these targets (a “registration default”), the annual interest rate on the Additional Notes will increase by 0.25%. The annual interest rate on the Additional Notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 1.0% per year. If the registration default is corrected, the applicable interest rate will revert to the original level.

3. Joinder and Supplement to Intercreditor Agreement

On February 20, 2013, the Trustee, U.S. Bank National Association, as second priority agent, Bank of America, N.A., as credit agreement agent and U.S. Bank National Association, as other first priority lien obligations agent, entered into a joinder (the “Joinder to the Intercreditor Agreement”) to the Intercreditor Agreement, dated as of December 24, 2008, among Bank of America, N.A., as credit agreement agent, U.S. Bank National Association, as trustee, and each collateral agent for any future second lien indebtedness from time to time party thereto (the “Intercreditor Agreement”).

Pursuant to the Joinder to the Intercreditor Agreement, the Trustee became a party to and agreed to be bound by the terms of the Intercreditor Agreement as an other first priority lien obligations agent, as if it had originally been party to the Intercreditor Agreement as a first lien agent. The Intercreditor Agreement governs the relative priorities of the respective security interests in the Company’s and the subsidiary pledgors’ assets securing (i) the Notes, (ii) the 10.0% second-priority senior secured notes due 2015 and the 10.0% second-priority senior secured notes due 2018 issued pursuant to the indenture dated as of December 24, 2008, among the Company, Parent Guarantor and U.S. Bank National Association, as trustee, (iii) the 10.0% senior secured notes due 2018 issued pursuant to the indenture dated as of April 15, 2009, (iv) the Existing 11.25% First Lien Notes issued pursuant to the indenture dated as of June 10, 2009, (v) the Existing 8.5% First Lien Notes issued pursuant to the indenture dated as of February 14, 2012, (vi) the 12.75% second-priority senior secured notes due 2018 issued pursuant to the indenture dated as of April 16, 2010, and (vii) borrowings under the senior secured credit facilities and certain other matters relating to the administration of security interests.

4. Other First Lien Secured Party Consent to the Collateral Agreement

On February 20, 2013, U.S. Bank National Association entered into an other first lien secured party consent to the Collateral Agreement (the “Other First Lien Secured Party Consent to the Collateral Agreement”), as authorized representative (the “Authorized Representative for the Collateral Agreement”), for persons who shall become secured parties (the “New Secured Parties”) under the collateral agreement dated as of January 28, 2008, as amended and restated as of June 10, 2009 (the “Collateral Agreement”) among the Company, each subsidiary of the Company identified therein as a party and Bank of America, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

Pursuant to the Other First Lien Secured Party Consent to the Collateral Agreement, the Additional Notes will be secured on a first-priority basis by substantially all of the assets of the Company and the assets of the subsidiary pledgors, and the Authorized Representative for the Collateral Agreement was authorized to become a party to the Collateral Agreement on behalf of the New Secured Parties under the Indenture and to act as the Authorized Representative for the New Secured Parties.

5. Other First Lien Secured Party Consent to the Guaranty and Pledge Agreement

On February 20, 2013, U.S. Bank National Association entered into an other first lien secured party consent to the Guaranty and Pledge Agreement (the “Other First Lien Secured Party Consent to the Guaranty and Pledge Agreement”), as authorized representative (the “Authorized Representative for the Guaranty and Pledge Agreement”), for persons who shall become secured parties (the “New Secured Parties”) under the guaranty and pledge agreement dated as of January 28, 2008, as amended and restated as of June 10, 2009 (the “Guaranty and Pledge Agreement”) among the Parent Guarantor and the Collateral Agent.

Pursuant to the Other First Lien Secured Party Consent to the Guaranty and Pledge Agreement, the Parent Guarantor guarantees payment on the senior secured credit facilities and grants to the Collateral Agent for the benefit of the secured parties a security interest in all of its rights and title in the Collateral (as defined therein) as collateral security for prompt payment on the Notes, the Existing 11.25% First Lien Notes, the Existing 8.5% First Lien Notes and the senior secured credit facilities, and the Authorized Representative for the Guaranty and Pledge Agreement was authorized to become a party to the Guaranty and Pledge Agreement on behalf of the New Secured Parties under the Indenture and to act as the Authorized Representative for the New Secured Parties.

The foregoing summary is qualified in its entirety by reference to the Supplemental Indenture, the Joinder to the Registration Rights Agreement, the Joinder to the Intercreditor Agreement, the Other First Lien Secured Party Consent to the Collateral Agreement and the Other First Lien Secured Party Consent to the Guaranty and Pledge Agreement, attached hereto as Exhibit 4.1, Exhibit 4.2, Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and incorporated herein by reference.

Section 2—Financial Information

Item 2.03	Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of February 20, 2013, by and among Caesars Entertainment Operating Company, Inc. and U.S. Bank National Association, as trustee.

4.2	Joinder to Registration Rights Agreement, dated as of February 20, 2013, by and among Caesars Entertainment Operating Company, Inc. and Citigroup Global Markets Inc., as representative of the initial purchasers.

10.1	Joinder and Supplement to the Intercreditor Agreement, dated as of February 20, 2013, by and among U.S. Bank National Association, as new trustee, U.S. Bank National Association, as second priority agent, Bank of America, N.A., as credit agreement agent and U.S. Bank National Association, as other first priority lien obligations agent.

10.2	Other First Lien Secured Party Consent to the Collateral Agreement, dated as of February 20, 2013, by U.S. Bank National Association, as agent or trustee for persons who shall become “Secured Parties” under the Collateral Agreement dated as of January 28, 2008, as amended and restated as of June 10, 2009.

10.3	Other First Lien Secured Party Consent to the Guaranty and Pledge Agreement, dated as of February 20, 2013, by U.S. Bank National Association, as agent or trustee for persons who shall become “Secured Parties” under the Guaranty and Pledge Agreement dated as of January 28, 2008, as amended and restated as of June 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: February 20, 2013	By:	/s/ MICHAEL D. COHEN
Michael D. Cohen
Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of February 20, 2013, by and among Caesars Entertainment Operating Company, Inc. and U.S. Bank National Association, as trustee.

4.2	Joinder to Registration Rights Agreement, dated as of February 20, 2013, by and among Caesars Entertainment Operating Company, Inc. and Citigroup Global Markets Inc., as representative of the initial purchasers.

10.1	Joinder and Supplement to the Intercreditor Agreement, dated as of February 20, 2013, by and among U.S. Bank National Association, as new trustee, U.S. Bank National Association, as second priority agent, Bank of America, N.A., as credit agreement agent and U.S. Bank National Association, as other first priority lien obligations agent.

10.2	Other First Lien Secured Party Consent to the Collateral Agreement, dated as of February 20, 2013, by U.S. Bank National Association, as agent or trustee for persons who shall become “Secured Parties” under the Collateral Agreement dated as of January 28, 2008, as amended and restated as of June 10, 2009.

10.3	Other First Lien Secured Party Consent to the Guaranty and Pledge Agreement, dated as of February 20, 2013, by U.S. Bank National Association, as agent or trustee for persons who shall become “Secured Parties” under the Guaranty and Pledge Agreement dated as of January 28, 2008, as amended and restated as of June 10, 2009.